SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              -------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported) July 31, 2000


                                   AGWAY INC.
                                   ----------
             (Exact name of registrant as specified in its charter)


Delaware                            2-22791                           15-0277720
--------------------------------------------------------------------------------
(State or other jurisdiction       (Commission                     (IRS Employer
of incorporation)                  File Number)              Identification No.)


333 Butternut Drive, DeWitt, New York                                      13214
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)



        Registrant's telephone number, including area code (315) 449-6436









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



ITEM 2.  DISPOSITION OF ASSETS

On July 31, 2000, Agway, Inc. (Agway) and Southern States Cooperative, Inc., Richmond, Virginia (Southern States), announced that they had finalized Southern States' purchase of Agway's consumer wholesale dealer business. Effective immediately, Southern States assumed all dealer marketing, development, operations, distribution and logistics for this business. Under the terms of the agreement, Southern States will supply farm, lawn, home and garden, vegetable seed and bird food products for over 500 Agway consumer dealers in the Northeast. These dealers will continue using the Agway name, as will new independent dealers established by Southern States as it expands the dealer network within the northeastern geography historically serviced by Agway. Agway will continue to manufacture, promote, distribute and sell its Agway and Legends bagged feed products through the dealer channel in the Northeast. Agway will also continue to manufacture its branded products, including Feathered Friend bird food, Agway seed and Seedway vegetable seed and turf seed products, for distribution by Southern States.

The aggregate consideration received by Agway consisted of $9,080,000 in cash, assumption of $1,963,000 of accounts payable by Southern States and a
$13,300,000 interest-bearing promissory note to Agway from Southern States payable in 30 months. These proceeds purchased accounts receivable totaling approximately $13,395,000, inventory of $10,215,000 and personal property of $733,000. The accounts receivable and personal property sold were based on net realizable value at the closing date, and the inventory value was based on lower of cost or market with any devaluation being negotiated by Agway and Southern States. Agway expects to recognize a net loss on this transaction of approximately $4,200,000.

As part of the transaction, Agway and Southern States also entered into a 10-year license agreement whereby Southern States will pay Agway for the use of the name "Agway" and certain registered and unregistered trademarks associated therewith throughout the consumer wholesale dealer business trade area in connection with the sale of products manufactured or distributed by Agway.

Currently, Agway and Southern States co-own a bulk and bagged feed manufacturing plant in Gettysburg, Pennsylvania, and are co-owners of a pet food joint venture with four other farmer-owned cooperatives. Brands currently available through Agway and Southern States dealers now include Legends(R), Response(R), Pro-Pet(R), Big Red(R), Li'l Red(R), and Statesman(R).

Furthermore, as was previously disclosed, in October 1999, Agway approved a plan to restructure its retail operations by converting the majority of Agway-operated retail stores into dealer-operated stores and to add additional dealer-operated stores to the consumer wholesale dealer business. This conversion is taking place in a series of transactions with numerous counter-parties. As a result of the above sale of the consumer wholesale dealer business to Southern States, Agway is expected to account for its former retail segment (its retail/wholesale operations) as a discontinued operation for its annual financial statements for the fiscal year ended June 30, 2000, which will be filed on Form 10-K in September 2000. The operating results and the gain or loss on the disposition of these discontinued operations will be disclosed separately from those results of continuing operations and are anticipated to reflect a significant level of loss for the year ended June 30, 2000.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)        Pro Forma Financial Information

The following unaudited pro forma condensed consolidated financial statements are filed with this report:

      Pro Forma Condensed Consolidated Balance Sheet at March 31, 2000...................................   Page F-1

      Pro Forma Condensed Consolidated Statement of Operations as of the nine months
           ended March 31, 2000..........................................................................   Page F-2

      Pro Forma Condensed Consolidated Statement of Operations as of the year ended June 30, 1999........   Page F-3

The pro forma condensed consolidated balance sheet of Agway as of March 31, 2000 reflects the financial position of the Company assuming disposition of the consumer wholesale dealer business of Agway, as discussed in Item 2 above, took place on March 31, 2000 and after giving effect to that disposition.

The pro forma condensed consolidated statements of operations for the nine months ended March 31, 2000 and the fiscal year ended June 30, 1999 give effect to the disposition as if such disposition occurred on July 1, 1998 and are based on the operations of the Registrant for the nine months ended March 31, 2000 and the fiscal year ended June 30, 1999. Nonrecurring charges or credits resulting directly from the transaction such as asset write-downs, liability accruals and severance have not been considered in these pro forma statements of operations.

The unaudited pro forma condensed consolidated financial statements have been prepared by Agway based upon assumptions deemed proper by it. The unaudited pro forma condensed consolidated financial statements presented herein are shown for illustrative purposes only and are not necessarily indicative of the future financial position or future results of operations of Agway, or of the financial position or results of operations of Agway that would have actually occurred had the transaction been in effect as of the date or for the period presented. In addition, it should be noted that Agway's financial statements will reflect the disposition as part of discontinued operations as of June 30, 2000, as noted in
Item 2.

The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the historical financial statements and related notes of Agway.

                         PRO FORMA FINANCIAL INFORMATION
                    AGWAY INC. AND CONSOLIDATED SUBSIDIARIES
        PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET AT MARCH 31, 2000
                             (Thousands of Dollars)
                                   (Unaudited)

                                                                Pro Forma  Adjustments
                                                              ---------------------------
ASSETS                                        As reported      Wholesale (a)     Other              Pro Forma
------                                      --------------    --------------  -----------         ------------
Current Assets:
     Trade accounts receivable ...........     $  166,787     $  (16,511)     $    3,116   (e)    $   153,392
     Leases receivable, less unearned
         income of $68,491 ...............        148,191             (0)              0              148,191
     Advances and other receivables ......         39,625           (170)              0               39,455
     Inventories .........................        202,780        (34,369)              0              168,411
     Prepaid expenses ....................         51,269            (45)              0               51,224
                                               ----------      ----------     ----------          -----------
         Total current assets ............        608,652        (51,095)          3,116              560,673

Marketable securities available for sale .         36,539             (0)              0               36,539
Other security investments ...............         52,062             (0)              0               52,062
Properties and equipment, net ............        214,213         (1,808)              0              212,405
Long-term leases receivable, less unearned
     income of $156,348 ..................        442,862             (0)              0              442,862
Net pension asset ........................        208,459             (0)              0              208,459
Other assets .............................         21,017           (191)         13,300   (b)         34,126
                                               ----------      ----------     ----------          -----------

            Total assets .................     $1,583,804     $  (53,094)     $   16,416          $ 1,547,126
                                               ==========      ==========     ==========          ===========

LIABILITIES AND SHAREHOLDERS' EQUITY
------------------------------------
Current Liabilities:
     Notes payable ......................      $  160,388     $       (0)     $  (27,626)  (c)    $   132,762
     Current installments of long-term ..         100,249             (0)              0              100,249
         debt............................
     Current installments of subordinated          72,109             (0)              0               72,109
         debt............................
     Intercompany operating advance .....               0        (33,025)         33,025   (d)              0
     Accounts payable ...................         163,533        (17,167)         15,204   (e)        161,570
     Other current liabilities ..........         111,149         (1,062)              0              110,087
                                               ----------     -----------     -----------         -----------
         Total current liabilities ......         607,428        (51,254)         20,603              576,777

Long-term debt ..........................         274,547             (0)              0              274,547
Subordinated debt .......................         417,097             (0)              0              417,097
Other liabilities .......................         107,617         (1,840)              0              105,777
                                               ----------     -----------     -----------         -----------
         Total liabilities ..............       1,406,689        (53,094)         20,603            1,374,198
Commitments and contingencies
Shareholders' equity:
     Preferred stock, net ...............          40,389             (0)              0               40,389
     Common stock, net ..................           2,479             (0)              0                2,479
     Accumulated other comprehensive
         income (loss) ..................            (825)            (0)              0                 (825)
     Retained earnings ..................         135,072             (0)         (4,187)  (f)        130,885
                                               ----------     -----------     -----------         -----------
         Total shareholders' equity .....         177,115             (0)         (4,187)             172,928
                                               ----------     -----------     -----------         -----------
            Total liabilities and
                shareholders' equity ....      $1,583,804     $  (53,094)     $   16,416          $ 1,547,126
                                               ==========     ===========     ===========         ===========



(a) To eliminate the assets and liabilities included in the balance sheet of Agway's consumer wholesale dealer business as of March 31, 2000.
(b)      To reflect the $13,300 promissory note.
(c) To reflect the cash proceeds from the sale, elimination of working capital needs and the income statement impact from the transaction.
(d) To eliminate the intercompany operating advance payable and to reflect it as a reduction to notes payable.
(e)      To reflect amounts retained by Agway.
(f)      To reflect net income statement impact from the transaction.

                         PRO FORMA FINANCIAL INFORMATION
                    AGWAY INC. AND CONSOLIDATED SUBSIDIARIES
            PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                  FOR THE NINE MONTHS ENDED MARCH 31, 2000
                             (Thousands of Dollars)
                                   (Unaudited)

                                                                             Pro Forma Adjustments
                                                                        -------------------------------
                                                       As Reported      Wholesale (a)          Other              Pro Forma
                                                       ------------     -------------        ----------          ------------
Net sales and revenues from:
      Product sales (including excise taxes)          $  1,084,519      $    (99,189)         $  52,338   (b)     $ 1,037,668
      Leasing operations.........................           56,592                (0)                 0                56,592
      Insurance operations.......................           20,589                (0)                 0                20,589
                                                      -------------     -------------        ----------           -----------
           Total net sales and revenues..........        1,161,700           (99,189)            52,338             1,114,849

Cost and expenses from:
      Products and plant operations..............        1,021,143           (93,334)            52,338   (b)         980,147
      Leasing operations.........................           22,801                (0)                 0                22,801
      Insurance operations.......................           12,153                (0)                 0                12,153
      Selling, general and administrative
         activities..............................          116,829            (6,778)                 0               110,051
                                                      -------------     -------------        ----------           -----------
           Total costs and expenses..............        1,172,926          (100,112)            52,338             1,125,152

Operating earnings  (loss).......................          (11,226)              923                  0               (10,303)

Interest (expense) revenue, net..................          (25,591)              938                898   (c)         (23,755)
Other income, net................................           13,312               (58)                 0                13,254
                                                      -------------     -------------        ----------           -----------
Earnings (loss) before income taxes..............          (23,505)            1,803                898               (20,804)
Income tax (expense) benefit ....................            6,387              (650)  (d)         (323)  (d)           5,414
                                                      -------------     -------------        ----------           -----------

Net earnings (loss)..............................     $    (17,118)     $      1,153          $     575           $   (15,390)
                                                      =============     =============        ==========           ============


(a) To eliminate the profit and loss of the consumer wholesale dealer business for the nine-month period.
(b)   To reflect elimination of intercompany amounts.
(c) To reflect interest revenue on the promissory note receivable using an estimated rate of 9%.
(d)   To reflect the estimated tax impact of pro forma adjustments.

                         PRO FORMA FINANCIAL INFORMATION
                    AGWAY INC. AND CONSOLIDATED SUBSIDIARIES
            PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                        FOR THE YEAR ENDED JUNE 30, 1999
                             (Thousands of Dollars)
                                   (Unaudited)

                                                                    Pro Forma Adjustments
                                                                ------------------------------
                                                As Reported     Wholesale (a)        Other                Pro Forma
                                                -----------     ------------       -----------            -----------
Net sales and revenues from:
      Product sales (including excise taxes)    $ 1,386,388     $  (144,655)       $    83,038   (b)      $ 1,324,771
      Leasing operations ...................         70,006              (0)                 0                 70,006
      Insurance operations .................         27,968              (0)                 0                 27,968
                                                -----------     -----------        -----------            -----------
           Total net sales and revenues ....      1,484,362        (144,655)            83,038              1,422,745

Cost and expenses from:
      Products and plant operations ........      1,268,899        (136,502)            83,038   (b)        1,215,435
      Leasing operations ...................         27,626              (0)                 0                 27,626
      Insurance operations .................         17,152              (0)                 0                 17,152
      Selling, general and administrative
         activities ........................        152,221         (13,191)                 0                139,030
                                                -----------     -----------        -----------            -----------
           Total costs and expenses ........      1,465,898        (149,693)            83,038              1,399,243

Operating earnings (loss) ..................         18,464           5,038                  0                 23,502

Interest (expense) revenue, net ............        (32,286)          1,370              1,197   (c)          (29,719)
Other income, net ..........................         19,790            (115)                 0                 19,675
                                                -----------     -----------        -----------            -----------
Earnings (loss) before income taxes ........          5,968           6,293              1,197                 13,458
Income tax expense .........................         (4,173)         (2,265)  (d)         (430)  (d)           (6,438)
                                                -----------     -----------        -----------            -----------

Net earnings (loss) ........................    $     1,795     $     4,028        $       767            $     6,590
                                                ===========     ===========        ===========            ===========



(a) To eliminate the profit and loss of the consumer wholesale dealer business for the year ended June 30, 1999.
(b)   To reflect elimination of intercompany amounts.
(c) To reflect interest revenue on the promissory note receivable using an estimated rate of 9%.
(d)   To reflect the estimated tax impact of pro forma adjustments.

(b)        Exhibits

The following is a complete list of exhibits filed as part of this report:

Exhibit 99.1 Asset Purchase Agreement, dated as of June 20, 2000, between Agway Inc. and Southern States Cooperative Inc.

Exhibit 99.2 Letter to confirm certain agreements between Agway Inc. and Southern States Cooperative Inc. relating to the payment of the purchase price, dated as of July 31, 2000.

As set forth in Exhibits 99.1 and 99.2, certain schedules have been omitted in accordance with Item 601(b)(2) of Regulation S-K. Agway will furnish a copy of any such schedule to the Commission upon its request.



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



                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   AGWAY INC.
                                  (Registrant)







Date        August 15, 2000               By       /s/ PETER J. O'NEILL
      -----------------------------          ------------------------------
                                                    Peter J. O'Neill
                                                  Senior Vice President
                                                   Finance & Control
                                            (Principal Financial Officer and
                                                Chief Accounting Officer)




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

Schedule #           Title
2.1                  Vendor rebate/recover programs
3.1(d)               Assumed liabilities
3.1(e)               Obligations or liabilities of ongoing contracts
6.1                  Qualified jurisdictions
6.2.1                Conflicts real property leases
6.2.2                Required consents
6.3                  Absence of change of business
6.4                  Tax disclosure
6.5.1                Real estate leases/subleases
6.5.2                Real property conflicts of rights
6.5.3                Real property - easements, etc.
6.6.1                Dealer agreements and related commitments
6.7                  All  material  governmental  licenses, permits, consents or certificates
6.8.1                List of machinery, equipment, furniture and fixtures
6.8.2                Personal property liens
6.8.3                List of leased personal property
6.9                  Accounts receivable
6.11                 Inventory title defects/liens
6.13                 Litigation
6.14                 Environmental
14.1.2               Consumer fertilizer specifications
14.8                 Products subject to non-competition agreement
19.6                 Officers with knowledge